Exhibit 10.1



                  INTEREST TERMINATION AND SETTLEMENT AGREEMENT

     This Interest Termination and Settlement Agreement (the "Agreement") is made and entered into this 27th day of September 2004 by and among Zones, Inc., a Washington corporation (the "Company"), Christina Corley, Robert Frauenheim, individually and as Trustee of the Robert Frauenheim Declaration of Trust Dated September 17, 1997, and Daniel Frauenheim (the "Interest Holders" and, each, an "Interest Holder") (the Company and the Interest Holders are sometimes referred to herein as the "Parties").

     Capitalized terms used but not defined herein shall have the meanings given such terms in that certain Stock Purchase Agreement by and among the Company, the Interest Holders and Christina Corley, as the Seller Representative, dated as of March 31, 2003 (the "Stock Purchase Agreement").

                                    RECITALS

A. The Parties previously entered into the Stock Purchase Agreement, which agreement provided for the payment of consideration to the Interest Holders in the form of cash, issuance of a Convertible Promissory Note and a Non-Convertible Promissory Note, and Contingent Payments.

B. The Parties have agreed to reduce the amount of the potential Contingent Payments to a fixed sum and accordingly now desire to cancel, and terminate all rights remaining under, each Convertible Promissory Note and Non-Convertible Promissory Note, and to terminate all rights to receive Contingent Payments, all in exchange for the issuance to each Interest Holder of an unsecured, subordinated non-convertible promissory note in substantially the form of attached Exhibit A.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

                                    AGREEMENT

1.       Termination of Promissory Notes and Rights to Contingent Payments.
         ------------------------------------------------------------------

         1.1      Termination of Promissory Notes.
                  -------------------------------

     (a) Non-Convertible Promissory Notes. Subject to the terms and conditions of this Agreement and in consideration of the issuance of the New Promissory Notes (defined below in Section 1.4), and in accordance with Sections 4 and 6.6 of each Non-Convertible Promissory Note, each Interest Holder hereby agrees to cancel and terminate each Interest Holder's outstanding Non-Convertible Promissory Note, in the principal outstanding amounts as of the date of this Agreement as set forth on attached Schedule 1.

     (b) Convertible Promissory Notes. Subject to the terms and conditions of this Agreement and in consideration of the issuance of the New Promissory Notes, and in accordance with Sections 6 and 8.6 of each Convertible Promissory Note, each Interest Holder hereby agrees to cancel and terminate each Interest Holder's outstanding Convertible Promissory Note, in the principal outstanding amounts as of the date of this Agreement as set forth on attached Schedule 1.

     1.2 Termination of Rights to Contingent Payments. Subject to the terms and conditions of this Agreement, and in consideration of the issuance of the New Promissory Notes, and in accordance with Section 11.3 of the Stock Purchase Agreement, each Interest Holder hereby agrees that upon the Closing (as defined below), without any further action of any Party, all of the Interest Holders' right title and interest in and to any and all Contingent Payments, as described in Section 1.4 of the Stock Purchase Agreement, including all rights to receive Contingent Payments accrued but unpaid as of the date of this Agreement, and all rights with respect to the performance of the Company with respect to all periods prior to or after the date of this Agreement, will be cancelled and terminated.

     1.3 Survival of Indemnification Provisions. The Parties hereby agree that, for purposes of Article IX of the Stock Purchase Agreement, all references to "Promissory Notes" shall hereafter mean and include the New Promissory Notes.

     1.4 Issuance of New Promissory Notes. At the Closing (as defined in Section 1.5) and subject to compliance with Section 1.6 of this Agreement, the Company shall issue to each Interest Holder a new unsecured, subordinated non-convertible promissory note in substantially the form of attached Exhibit A (each, a "New Promissory Note"), in the principal amounts described on attached
Schedule 1.

     1.5 Closing. The closing (the "Closing") of the transactions contemplated by this Agreement will take place at the offices of the Company on September 27, 2004.

     1.6 Deliverables at Closing. At the Closing, each Interest Holder will deliver for cancellation the original Non-Convertible Promissory Note and Convertible Promissory Note to the Company, along with an executed signature page to this Agreement, and the Company will deliver to each Interest Holder a New Promissory Note along with an executed signature page to this Agreement.

2. Termination of Company Obligations. Effective on Closing, without any further action required of any Party, the Parties agree that the Company will be released from any and all obligations set forth in the Stock Purchase Agreement with respect to the Contingent Payments, including but not limited to the obligations under Section 1.5 of the Stock Purchase Agreement and all obligations set forth in Section 6.8 of the Stock Purchase Agreement, and that, in accordance with Section 11.3 of the Stock Purchase Agreement, that agreement shall be deemed amended to the extent necessary to effect the provisions of this
Section 2.

3. Representations and Warranties of Interest Holders. Each Interest
Holder, severally and not jointly, hereby represents and warrants to the Company that the statements contained in this Section 3 are correct and complete as of the date of this Agreement, and will be correct and complete as of the Closing.

     3.1 The Interest Holder has full power and authority to execute and deliver this Agreement and to perform the obligations of the Interest Holder hereunder. This Agreement constitutes the valid and legally binding obligation of the Interest Holder, enforceable in accordance with its terms, except as may be limited by any bankruptcy, insolvency, reorganization, moratorium, or other similar law affecting the enforcement of creditors' rights generally or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or in law).

     3.2 As of the Closing, the Interest Holder is the sole and rightful holder of the Promissory Notes surrendered for cancellation, and is the only person entitled to receive the Contingent Payments, and no interest therein has been directly or indirectly transferred since the date of the Stock Purchase Agreement. The Interest Holder owns each Promissory Note free and clear of any mortgage, lien, pledge, option, charge, hypothecation, easement, deed of trust, attachment, levy, charge or other security interest, contractual, statutory or other restriction on any transfer or other disposition or encumbrance of any kind in respect thereof, or upon the income therefrom.

     3.3 The Interest Holder acknowledges that the Interest Holder has received sufficient information regarding the performance of CPCS (as defined below) and the Company to make an informed decision as to whether to enter into this Agreement.

4. Representations and Warranties of the Company. The Company represents and warrants to each Interest Holder that the statements contained in this
Section 4 are correct and complete as of the date of this Agreement, and will be correct and complete as of the Closing.

     4.1 The Company is duly organized and validly existing under the laws of the State of Washington.

     4.2 The Company has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of the Company, enforceable in accordance with its terms, except as may be limited by any bankruptcy, insolvency, reorganization, moratorium, or other similar law affecting the enforcement of creditors' rights generally or be general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

5. Mutual Releases.

     5.1 Effective upon Closing, each Interest Holder releases the Company and each of its subsidiaries and affiliates, including Corporate PC Source, Inc. ("CPCS") and the Additional Released Parties described below, and the Company releases each Interest Holder, from any and all claims, demands, causes of action, actions, rights, liabilities, contract obligations, damages, attorneys' fees, costs, torts, suits, debts, sums of money, covenants, controversies, agreements, or promises, whether direct or indirect, known or unknown, that (a) the releasing parties now own or hold, or have at any time owned or held, or may in the future own or hold, against the persons and entities they are releasing or any of them, in any capacity, and (b) are or may be based upon any facts, acts, omissions, conduct, purchases, representations, contracts, agreements, events, causes, or matters of any kind that in the case of either clause (a) or
(b) (i) existed or occurred prior to the Closing, and (ii) relate in any way to matters related to the acquisition of CPCS by the Company, or any of the Company's prior obligations under the Promissory Notes or with respect to or concerning Contingent Payments.

     5.2 Notwithstanding the foregoing, these releases do not extend to any claims based upon the terms of this Agreement or the New Promissory Notes, and do not in any way modify the Company's indemnification rights under Article IX of the Stock Purchase Agreement, except as provided in Section 1.3 above.

     5.3 These releases extend to and inure to the benefit of the Parties and the following Additional Released Parties: all of the Parties' officers, directors, agents, employees, representatives, members, partners, attorneys, investors, spouses, accountants, insurers, parents, subsidiaries, affiliates, predecessors, successors, transferees, and assignees.

     5.4 These releases bind the Parties and their respective receivers, trustees, insurers, successors, subrogees, transferees, and assignees.

     5.5 The Parties represent and warrant that they have full right, power, and authority to enter into these releases, that they own or have the right to release each and all of the released claims that they purport to release, and that they have not transferred any interest in any released claims to any third party. The parties represent and warrant: (i) that they understand they are releasing potentially unknown claims; (ii) that these releases are fairly and knowingly made; (iii) that they are aware that they may have limited knowledge with respect to certain of the released claims; (iv) that they have been represented by their own legal counsel and financial advisors; and (v) that they have each had the opportunity to request information and ask such questions as they have deemed material to their decision to enter into this Agreement and the release provisions hereof.

6. SEC Filings. The Interest Holders and acknowledge that this Agreement may be required to be filed with the Company's filings with the Securities and Exchange Commission and consent thereto and any other disclosure required by law or otherwise determined by the Company to be necessary and appropriate, which determination shall be made by the Company in its sole discretion.

7. Further Assurances. The parties agree (a) to furnish upon request to each other such further information, (b) to execute and deliver to each other such other documents, and (c) to do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Agreement and the documents referred to in this Agreement.

8. General Provisions.

     8.1 Notices. All notices, requests, demands, and other communications required or contemplated by this Agreement must be in writing and will be deemed to have been given delivering the same by hand to the following individuals and addresses, or by mailing the same by first-class mail, postage prepaid to the following individuals and addresses, provided that any communications that are mailed will be deemed to have been delivered three business days after mailing:

         if to the Company, to:

         Zones, Inc.
         1102 15th Street, SW, Suite 102
         Auburn, WA 98001
         Attention:  Firoz Lalji
         Telephone:  (425) 430-3206
         Fax:  (425) 430-3626

         with a copy to:

         Gray Cary Ware & Freidenrich LLP
         701 Fifth Avenue, Suite 7000
         Seattle, WA  98104
         Attention:   John M. Steel, Esq.
         Telephone: (206) 839-4833
         Fax:   (206) 839-4801

         if to the Interest Holders, at:

         Robert Frauenheim
         601 South Suffolk
         Lake Forest, IL  60045
         Fax:  (847) 482-0086

         Daniel Frauenheim
         1920 North Clark, Apt 13A
         Chicago, IL  60614
         Fax:  (312) 587-8091

         Christina Corley
         835 West Diversey, #9
         Chicago, IL  60614
         Fax:  (773) 477-2880

     8.2 Governing Law; Arbitration; Jurisdiction; Venue. This Agreement shall be subject to the provisions of Section 11.8 of the Stock Purchase Agreement.

     8.3 Amendment and Modification. This Agreement may be amended, modified and supplemented in any and all respects, but only by a written instrument signed by the Company and the holders of a majority-in-interest (based on outstanding principal amount of the New Promissory Notes) of the Interest Holders, which amendment, modification or supplement shall be binding on each Interest Holder, whether or not such Interest Holder consented to the action, provided, that no amendment or modification hereto shall adversely affect one Interest Holder in a manner differently than another Interest Holder without such Interest Holder's consent.

     8.4 Attorneys' Fees and Costs. In any dispute arising under the terms of this Agreement, the substantially prevailing party is entitled to recover its attorneys' fees, expenses of litigation (including but not limited to fees and expenses associated with expert witnesses), and costs.

     8.5 Entire Agreement. This Agreement, together with any and all documents required to be delivered pursuant to this Agreement or executed in order to consummate the transactions contemplated in this Agreement, constitute the final and complete expression of the Parties' agreement on the subject matter of this Agreement.

     8.6 Counterparts. This Agreement may be executed in any number of identical counterparts, notwithstanding that all Parties have not signed the same counterpart, with the same effect as if all parties had signed the same document. All counterparts must be construed and as will constitute one and the same agreement.

     8.7 Expenses. Each Party will bear its own legal and accounting expenses associated with the transactions contemplated by this Agreement.

     8.8 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

COMPANY



By:  ______________________________
Name: ____________________________
Its: _______________________________


INTEREST HOLDERS



___________________________________
Christina Corley


___________________________________
Robert Frauenheim, individually and as
Trustee of the Robert Frauenheim Declaration of
Trust Dated September 17, 1997


___________________________________
Daniel Frauenheim

                                    Exhibit A
                                    ---------

         Form of Unsecured, Subordinated Non-Convertible Promissory Note

                                   Schedule 1
                                   ----------

               Promissory Notes Outstanding Prior to the Agreement
               ---------------------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------
            Interest Holder                         Promissory Note                       Principal Amount
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Christina Corley                         Non-Convertible Promissory Note and                  $787,371
                                         Convertible Promissory Note
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Robert Frauenheim, as Trustee of the     Non-Convertible Promissory Note and                  $431,201
Robert Frauenheim Declaration of Trust   Convertible Promissory Note
Dated September 17, 1997
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Daniel Frauenheim                        Non-Convertible Promissory Note and                  $325,292
                                         Convertible Promissory Note
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
                                                         TOTAL                               $1,543,864
---------------------------------------- -------------------------------------- --------------------------------------


                New Promissory Notes Issuable Under the Agreement
                -------------------------------------------------

------------------------------------------------------------ ---------------------------------------------------------
                      Interest Holder                                            Principal Amount
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Christina Corley                                                                  $1,399,370.64
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Robert Frauenheim, as Trustee of the Robert Frauenheim                             $766,361.20
Declaration of Trust Dated September 17, 1997
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Daniel Frauenheim                                                                  $578,132.14
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
                           TOTAL                                                  $2,743,863.98
------------------------------------------------------------ ---------------------------------------------------------